JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS U, UV, AND V

Supplement dated December 12, 2024 to the Statutory Prospectuses,

Updating Summary Prospectuses, and Initial Summary Prospectuses,

dated April 29, 2024

Changes to Variable Investment Options

This Supplement is intended for distribution with the Statutory Prospectuses, Updating Summary Prospectuses, and Initial Summary Prospectuses, as applicable, (each a “prospectus”) dated April 29, 2024 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.), as applicable. The affected prospectuses belong to the following policies:

Flex V1	Medallion Variable Life

Flex V2

Changes to Current Expenses

Effective on or about December 12, 2024, there is a reduction in “Current Expenses” for the JHVIT Disciplined Value International Trust in the “Appendix: Portfolios Available Under the Contract” section of the prospectus.

Accordingly, the “Current Expenses” of the JHVIT Disciplined Value International Trust Series NAV portfolio are deleted in the

“Appendix: Portfolios Available Under the Contract” section of each prospectus and replaced with the following:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/23) (%)
				1-Year	5-Year	10-Year
To seek long-term growth of capital.	Disciplined Value International Trust – Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.77	%*	20.05	8.47	3.10

*	This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should read this supplement together with the prospectus for the contract you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 12/2024

333-164158	333-164159	333-164160	333-164171	333-164175	333164176